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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                       SUPPLEMENT DATED FEBRUARY 20, 2009
                                       TO
               PROSPECTUSES DATED APRIL 28, 2008 (AS SUPPLEMENTED)

This supplement describes changes to the charges for and features of certain optional riders that will be effective for Vintage XC(SM) and Vintage L(SM) variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). If approved in your state, these changes are effective for contracts issued based on applications and necessary information that we receive at our MetLife Annuity Service Center after the close of the New York Stock Exchange on February 20, 2009.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectuses dated April 28, 2008 (as supplemented). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

If we receive your application and necessary information at our MetLife Annuity Service Center after the close of the New York Stock Exchange on February 20, 2009, the following current optional rider charges will apply/1/:

     .    GMIB Plus II: 1.00% of the Income Base;

     . Lifetime Withdrawal Guarantee II (Single Life version): 1.25% of the Total Guaranteed Withdrawal Amount;

     . Lifetime Withdrawal Guarantee II (Joint Life version): 1.50% of the Total Guaranteed Withdrawal Amount;

     . Enhanced Death Benefit (issue age 70-75): 0.90% of the Death Benefit Base; and

     . If the GMIB Plus II rider is elected with the Enhanced Death Benefit rider, the charge for the Enhanced Death Benefit is reduced to 0.85% of the Death Benefit Base (issue age 70 - 75).

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/1/  In certain circumstances, if we receive your application and necessary information at our MetLife Annuity Service Center prior to the close of the New York Stock Exchange on February 20, 2009 and there is an extended delay in our receipt of your purchase payment, the higher current optional rider charges will apply.

                                                                    SUPP-VIN0209

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In addition, for contracts issued based on applications and necessary information that we receive at our MetLife Annuity Service Center after the close of the New York Stock Exchange on February 20, 2009, the following maximum guaranteed charges for the Lifetime Withdrawal Guarantee II will apply:

     . Lifetime Withdrawal Guarantee II (Single Life version) Upon Automatic Annual Step-Up (maximum): 1.60% of the Total Guaranteed Withdrawal Amount

     . Lifetime Withdrawal Guarantee II (Joint Life version) Upon Automatic Annual Step-Up (maximum): 1.80% of the Total Guaranteed Withdrawal Amount

All references in the prospectuses to the charges for the GMIB Plus II, Lifetime Withdrawal Guarantee II (Single Life version), Lifetime Withdrawal Guarantee II (Joint Life version), and Enhanced Death Benefit riders are amended to conform to the charges described in this supplement. Please note that the maximum charges for the GMIB Plus II and Enhanced Death Benefit riders that may apply in the event of an automatic or optional step-up are not changed and remain as described in the prospectuses.

Additionally, for contracts issued based on applications and necessary information that we receive at our MetLife Annuity Service Center after the close of the New York Stock Exchange on February 20, 2009, the following changes apply to the GMIB Plus II rider:

     . The GMIB Annuity Table specified in your contract will be calculated based on the Annuity 2000 Mortality table with a 7-year age set back with interest of 1.5% per annum.

     . The GMIB purchase payout rates are enhanced to equal or exceed 6% of the Annual Increase Amount (calculated on the date the payments are determined) in the event: (i) you take no withdrawals before your 62nd birthday; (ii) your account value is fully withdrawn or decreases to zero on or after your 62nd birthday and there remains an income base; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.

     . The GMIB purchase payout rates are enhanced to equal or exceed 5% of the Annual Increase Amount (calculated on the date payments are determined) in the event: (i) you take no withdrawals before your 60th birthday; (ii) your account value is fully withdrawn or decreases to zero on or after your 60th birthday and there remains an income base; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                               Telephone: (800) 842-9325
Irvine, CA 92614

VINTAGE XC and VINTAGE L are service marks of Citigroup Inc. or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.

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